[logo]                                                        SEMIANNUAL REPORT
MFS(R)                                                             JUNE 30 2002
INVESTMENT MANAGEMENT

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) HIGH INCOME SERIES


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NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) HIGH INCOME SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                                   Trustee
Massachusetts Financial Services Company, Chairman       Hemenway & Barnes (attorneys), Partner
and Chief Executive Officer
                                                         WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee                  Trustee
Massachusetts Financial Services Company,                Harvard University Graduate School of
President and Director                                   Business Administration, Adjunct
                                                         Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee                  Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief          Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and         fund), Vice Chairman and Trustee
Director
                                                         J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac           planning specialists), President;
Surgery; Harvard Medical School, Professor of            Wellfleet Investments (investor in
Surgery                                                  health care companies), Managing General
                                                         Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Brands, Inc. (disposable consumer
Trustee                                                  products), Director; Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry
Private investor and real estate consultant;             consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy            products for industrial and aerospace
related services), Director; Eastern Enterprises         applications), Director (until June
(diversified services company), Chairman, Trustee        1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63)
Chairman and President                                   Assistant Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services
and Chief Executive Officer                              Company, Vice President (since August
                                                         2000); UAM Fund Services, Senior Vice
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial Services Company, Senior         ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President and Associate General Counsel             Treasurer
                                                         Massachusetts Financial Services
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Company, Vice President (since September
Clerk                                                    1996)
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary            JAMES O. YOST (born 06/12/60) Assistant
                                                         Treasurer
                                                         Massachusetts Financial Services
                                                         Company, Senior Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Bernard Scozzafava*                                      business day from most U.S. equity indices have
                                                         shown double-digit declines since December; bond
CUSTODIAN                                                9 a.m. to 5 p.m. Eastern time. (To use this service,
State Street Bank and Trust Company                      your phone must be equipped with a
                                                         Telecommunications Device for the Deaf).
INVESTOR INFORMATION
For information on MFS mutual funds, call your           For share prices, account balances, exchanges or
investment professional or, for an information           stock and bond outlooks, call toll free:
kit, call toll free: 1-800-637-2929 any business         (1-800-MFS-TALK 1-800-637-8255) anytime from a
day from 9 a.m. to 5 p.m. Eastern time (or leave         touch-tone telephone.
a message anytime).
                                                         WORLD WIDE WEB
                                                         www.mfs.com

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

    o  How can the recession be over if the markets have been doing so poorly?

    o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short- term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.
(2) Source: Thomson Wealth Management.
(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -0.69%, and Service Class shares -0.70%. These returns, which include the reinvestment of any dividend and capital gains distributions, compare to returns over the same period of -4.84% and -5.21%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Services of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the Index. The Lipper Index is composed of the 30 largest retail mutual funds in the Lipper High Yield Bond category.

CHALLENGES IN HIGH-YIELD BOND MARKET
The high-yield bond market declined during the first half of 2002, despite signs that the economy was improving and the recession was over. In anticipation of better corporate earnings, we saw strong flows into high-yield bond funds late last year and early in 2002. However, the high-yield market weakened over the period, pulled down by the slow pace of the economic recovery and disappointing corporate earnings.

The annualized default rate (the percentage of issuers that default on their payments to bond holders) for high-yield bonds hovered around 10% -- near historic highs -- during the period, according to Moody's, the credit rating agency. The magnitude of "fallen angels" (corporate bonds downgraded from investment grade to high yield) was unprecedented, totaling $78 billion during the first half of the year. Many of the fallen angels were in the telecommunications sector, most notably Qwest Communications International and WorldCom, which together represented over 6% of the high-yield market. Nontelecom issues fared better in anticipation of an improving economy.

SHIFT AWAY FROM TELECOM
Telecom, which accounted for over 20% of the high-yield market last year, was the worst-performing sector in the first half of 2002. We substantially cut our telecom holdings early in the year and were significantly underweighted in the sector, relative to the Lehman Index, for most of the period. Excess capacity, stiff competition, and weak pricing continued to plague telecom operators, leading to more bankruptcies. Fortunately, the portfolio never owned WorldCom bonds, which fell sharply after the company disclosed nearly $4 billion in accounting irregularities. Our significant underweighting in both the technology and utilities sectors also helped performance, as both areas turned in dismal results related to weak corporate spending and growing accounting concerns.

MORE ECONOMICALLY SENSITIVE EXPOSURE
We focused our buying on economically sensitive issues, especially better quality (or "BB"-rated) names that we felt were likely to benefit from an improving economy. In our view, many general industrial companies, which went into recession much earlier than the telecom and technology companies, have taken the proper steps to survive a period of slow economic growth. They have cut costs substantially, trimmed inventory levels, and worked on improving their operating models. Although they have not yet seen a pick-up in sales, we think their outlooks have improved. Our investments in this area included Navistar International Corp., American Axle & Manufacturing Inc., and Agco Corp.

Television and radio broadcasters also attracted our interest, making advertising and broadcasting our largest sector concentration. Broadcasters had been particularly poor performers in 2001. However, we expected broadcasters' advertising profits to rise in an improving economy. By mid- year, profits had not yet increased dramatically but had begun trending up. We focused on companies in large markets with strong market shares, which included LIN TV and Young Broadcasting.

DEFENSIVE BALLAST
We benefited as well from our stake in more defensive sectors, including gaming, energy, and health care. Our investments in these defensive sectors were good, steady performers that helped give the portfolio stability in the midst of a volatile period.

We maintained a sizable investment in the cable industry, which in the past was also viewed as a defensive area, due to steady cash flows from customer subscription payments. However, news this past spring of Adelphia Communications' improper accounting practices hurt the industry in general, as investors worried that other cable firms might also be booking revenues or expenses in an unacceptable manner. Adelphia's performance was a major disappointment to us, but fortunately we held a below-average stake even before the company's problems came to light.

OUTLOOK
We remain optimistic about the prospects for high-yield bonds, but we also expect volatility to continue. Historically, a stronger economy has typically set the stage for better performance in the high-yield market. However, we think the credit environment will likely remain challenging if the recovery continues to be gradual and spotty. We plan to continue to focus on higher-quality credits in economically sensitive sectors.

At mid-year, Moody's estimated that the default rate for high-yield bonds, which had averaged around 10% over the period, would decline to around 8% by year-end. In addition, the percentage of high-yield issues trading at distressed levels had declined from about 30% at the start of the year to about 21% by the end of June 2002. (A distressed bond is one whose yield is 10 percentage points higher than Treasury bonds of similar maturities.) We think a declining distressed ratio may bode well for the high-yield market because it tells us that we're getting through the worst part of the cycle.

The high-yield market has been through an extended period of weakness that began in 1998. June 2002 was the worst month ever for the high-yield market, with a return of -7.4%, as measured by the Lehman Brothers High Yield Bond Index. We believe that the market is working its way through the weakest credits, which could result in more-secure footing and increased investor interest ahead.

Respectfully,

/s/ Bernard Scozzafava

Bernard Scozzafava
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the high-yield portfolios of our variable annuities, offshore funds, and institutional products.

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class  July 26, 1995
                 Service Class  May 1, 2000

Size: $101.9 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002
INITIAL CLASS

                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  -0.69%           -0.37%           -4.06%           +6.93%          +34.39%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -0.37%           -1.37%           +1.35%          + 4.36%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  -0.70%           -0.60%           -4.31%           +6.66%          +34.05%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -0.60%           -1.46%           +1.30%          + 4.32%
-----------------------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations,
 July 26, 1995, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for details.

Bonds - 88.2%
-------------------------------------------------------------------------------------------------------
                                                              Principal Amount
Issuer                                                           (000 Omitted)                  Value
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 83.1%
  Advertising & Broadcasting - 9.8%
    Acme Television LLC, 10.875s, 2004                                  $  740            $   743,700
    Allbritton Communications Co., 9.75s, 2007                             160                164,800
    Benedek Communications Corp., 13.25s, 2006**                           335                345,050
    Block Communications, Inc., 9.25s, 2009##                              130                130,000
    CD Radio, Inc., 14.5s, 2009                                             50                 17,500
    Chancellor Media Corp., 8.75s, 2007                                    200                200,000
    Chancellor Media Corp., 8s, 2008                                       780                772,200
    Cox Radio, Inc., 6.625s, 2006                                          300                297,937
    Echostar Broadband Corp., 10.375s, 2007                                665                635,075
    Echostar DBS Corp., 9.375s, 2009                                       745                689,125
    Emmis Communications Corp., 8.125s, 2009                               325                316,875
    Emmis Communications Corp., 0s to 2006, 12.5s to 2011                  511                367,920
    Entercom Radio LLC, 7.625s, 2014                                       540                531,900
    Entravision Commerce Corp., 8.125s, 2009##                             175                175,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                           200                204,000
    Granite Broadcasting Corp., 10.375s, 2005                               55                 50,600
    Granite Broadcasting Corp., 8.875s, 2008                                50                 43,750
    LIN Holdings Corp., 0s to 2003, 10s to 2008                            820                754,400
    LIN Television Corp., 8s, 2008                                         350                348,250
    Panamsat Corp., 8.5s, 2012##                                           450                414,000
    Paxson Communications Corp., 10.75s, 2008                              310                297,600
    Paxson Communications Corp., 0s to 2006, 12.25s to 2009                350                198,625
    Primedia, Inc., 8.875s, 2011                                           410                295,200
    Radio One, Inc., 8.875s, 2011                                          570                568,575
    Sinclair Broadcast Group, Inc., 8s, 2012                               315                310,275
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                       580                597,400
    XM Satellite Radio, Inc., 14s, 2010                                    175                 82,250
    Young Broadcasting, Inc., 8.75s, 2007                                  100                 89,000
    Young Broadcasting, Inc., 8.5s, 2008##                                 370                368,150
                                                                                          -----------
                                                                                          $10,009,157
-----------------------------------------------------------------------------------------------------
  Aerospace - 0.9%
    Alliant Techsystems, Inc., 8.5s, 2011                               $    325          $   339,625
    Argo-Tech Corp., 8.625s, 2007                                             85               74,800
    K & F Industries, Inc., 9.25s, 2007                                      465              483,600
                                                                                          -----------
                                                                                          $   898,025
------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.4%
    Westpoint Stevens, Inc., 7.875s, 2005                               $    125          $    84,375
    Westpoint Stevens, Inc., 7.875s, 2008                                    525              320,250
                                                                                          -----------
                                                                                          $   404,625
-----------------------------------------------------------------------------------------------------
  Automotive - 4.5%
    Actuant Finance Corp., 13s, 2009                                    $    364              422,240
    American Axle & Manufacturing, Inc., 9.75s, 2009                         615              651,900
    Arvinmeritor, Inc., 8.75s, 2012                                          205              217,948
    Dana Corp., 10.125s, 2010##                                              105              107,625
    Dana Corp., 9s, 2011                                                     255              249,900
    Delco Remy International, Inc., 11s, 2009                                215              176,300
    Dura Operating Corp., 9s, 2009                                           255              247,350
    Dura Operating Corp., 8.625s, 2012##                                     185              185,925
    Hayes Lemmerz International, Inc., 11.875s, 2006##**                     195              153,562
    Lear Corp., 8.11s, 2009                                                  595              609,875
    Metaldyne Corp., 11s, 2012##                                             220              214,500
    Motors & Gears, Inc., 10.75s, 2006                                       255              243,525
    Navistar International Corp., 9.375s, 2006                               665              694,925
    Oxford Automotive, Inc., 10.125s, 2007**                                 100               20,000
    Trimas Corp., 9.875s, 2012##                                             175              176,750
    Venture Holdings Trust, 9.5s, 2005                                       285              171,000
                                                                                          -----------
                                                                                          $ 4,543,325
-----------------------------------------------------------------------------------------------------
  Basic Industry - 0.4%
    Foamex L.P./Capital Corp., 10.75s, 2009##                           $    215          $   219,300
    International Wire Group Inc., 11.75s, 2005                              175              156,625
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008**                   625                3,125
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                   150               40,500
                                                                                          -----------
                                                                                          $   419,550
-----------------------------------------------------------------------------------------------------
  Building - 4.1%
    AAF-McQuay, Inc., 8.875s, 2003                                      $    125          $   124,688
    American Standard, Inc., 7.125s, 2003                                   70                 70,700
    American Standard, Inc., 7.375s, 2008                                  720                741,600
    American Standard, Inc., 7.625s, 2010                                  175                180,250
    Atrium Cos, Inc., 10.5s, 2009                                          340                347,225
    Beazer Homes USA, Inc., 8.375s, 2012                                   170                170,850
    Building Materials Corp., 8.625s, 2006                                 470                404,787
    Collins & Aikman Products Co., 9.75s, 2010##                           115                117,300
    Collins & Aikman Products Co., 10.75s, 2011##                          500                502,500
    Formica Corp., 10.875s, 2009**                                         235                 63,450
    MMI Products, Inc., 11.25s, 2007                                       420                428,400
    Nortek, Inc., 9.25s, 2007                                              480                486,000
    Nortek, Inc., 8.875s, 2008                                             300                302,250
    WCI Communities, Inc., 9.125s, 2012                                    220                218,350
                                                                                          -----------
                                                                                          $ 4,158,350
-----------------------------------------------------------------------------------------------------
  Business Services - 3.0%
    Iron Mountain, Inc., 8.625s, 2013                                   $    245          $   250,513
    Pierce Leahy Corp., 9.125s, 2007                                         315              326,812
    Unisys Corp., 8.125s, 2006                                               345              341,550
    Unisys Corp., 7.875s, 2008                                               325              318,500
    United Stationers Supply Co., 8.375s, 2008                               950              948,812
    Williams Scotsman, Inc., 9.875s, 2007                                    875              835,625
                                                                                          -----------
                                                                                          $ 3,021,812
-----------------------------------------------------------------------------------------------------
  Chemicals - 3.1%
    Compass Minerals Group, Inc., 10s, 2011                             $    390          $   411,450
    Huntsman ICI Chemicals Corp., 10.125s, 2009                              535              470,800
    Huntsman ICI Chemicals Corp., 13s, 2010                                  335              349,237
    Huntsman International LLC, 9.875s, 2009##                                85               85,212
    JohnsonDiversey, Inc., 9.625s, 2012##                                    220              229,900
    JohnsonDiversey, Inc., 9.625s, 2012##                              EUR    45               46,681
    Lyondell Chemical Co., 9.625s, 2007                                       90               85,950
    Lyondell Chemical Co., 9.875s, 2007                                      510              488,325
    Lyondell Chemical Co., 9.5s, 2008                                        400              372,000
    MacDermid, Inc., 9.125s, 2011                                            190              199,500
    Noveon, Inc., 11s, 2011                                                  150              159,000
    Pioneer Americas LLC, 5.538s, 2006                                         4                2,899
    Sovereign Specialty Chemicals, Inc., 11.875s, 2010                       245              225,400
    Sterling Chemicals, Inc., 11.75s, 2006**                                  95               13,300
    Sterling Chemicals, Inc., 11.25s, 2007**                                 235               32,900
                                                                                          -----------
                                                                                          $ 3,172,554
-----------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    United Rentals North America, Inc., 10.75s, 2008                    $    500              532,500
-----------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009                       $    310              306,900
-----------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.1%
    Remington Products Co., 11s, 2006                                   $     65          $    49,725
    Samsonite Corp., 10.75s, 2008                                            235              189,175
    Sealy Mattress Co., 9.875s, 2007                                         435              437,175
    Simmons Co., 10.25s, 2009                                                450              472,500
                                                                                          -----------
                                                                                          $ 1,148,575
-----------------------------------------------------------------------------------------------------
  Containers - 2.8%
    Atlantis Plastics, Inc., 11s, 2003                                  $     90          $    89,100
    Ball Corp., 8.25s, 2008                                                  350              362,250
    Consolidated Container Co., 10.125s, 2009                                360              312,300
    Graphic Packaging Corp., 8.625s, 2012##                                  195              201,825
    Plastipak Holdings, Inc., 10.75s, 2011                                   700              768,250
    Pliant Corp., 13s, 2010                                                   70               73,500
    Silgan Holdings, Inc., 9s, 2009                                          525              540,750
    Silgan Holdings, Inc., 9s, 2009##                                        500              515,000
                                                                                          -----------
                                                                                          $ 2,862,975
-----------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.9%
    Airplane Pass-Through Trust, 10.875s, 2019                          $     74          $     5,926
    Anthracite CDO I Ltd., 6s, 2037##                                        290              196,883
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                        550              411,433
    Morgan Stanley Capital I, Inc., 6.12s, 2031                              350              264,866
                                                                                          -----------
                                                                                          $   879,108
-----------------------------------------------------------------------------------------------------
  Defense Electronics - 1.4%
    L-3 Communications Corp., 10.375s, 2007                             $    400          $   420,500
    L-3 Communications Corp., 8s, 2008                                       125              128,750
    MOOG, Inc., 10s, 2006                                                    825              841,500
                                                                                          -----------
                                                                                          $ 1,390,750
-----------------------------------------------------------------------------------------------------
  Energy - 1.4%
    Peabody Coal Corp., 8.875s, 2008                                    $    268          $   282,070
    Peabody Coal Corp., 9.625s, 2008                                       1,129            1,193,918
                                                                                          -----------
                                                                                          $  1,475,988
-----------------------------------------------------------------------------------------------------
  Energy - Independent - 2.2%
    Belden & Blake Corp., 9.875s, 2007                                  $    405          $   356,400
    Chesapeake Energy Corp., 8.125s, 2011##                                1,140            1,120,050
    Continental Resources, Inc., 10.25s, 2008                                200              180,000
    Pioneer Natural Resources Co., 9.625s, 2010                              180              197,835
    Pioneer Natural Resources Co., 7.5s, 2012                                265              270,006
    Stone Energy Corp., 8.25s, 2011                                          135              135,675
                                                                                          -----------
                                                                                          $ 2,259,966
-----------------------------------------------------------------------------------------------------
  Entertainment - 1.1%
    AMC Entertainment, Inc., 9.5s, 2011                                 $    585          $   579,881
    Regal Cinemas Corp., 9.375s, 2012##                                      525              543,375
                                                                                          -----------
                                                                                          $ 1,123,256
-----------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.6%
    Burns Philp Capital Property Ltd., 9.75s, 2012##                    $    685          $   678,150
    Michael Foods, Inc., 11.75s, 2011                                        855              931,950
                                                                                          -----------
                                                                                          $ 1,610,100
-----------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.8%
    Appleton Papers, Inc., 12.5s, 2008##                                $    270          $   265,950
    Buckeye Technologies, Inc., 8.5s, 2005                                   190              171,000
    Buckeye Technologies, Inc., 9.25s, 2008                                  425              380,375
    Buckeye Technologies, Inc., 8s, 2010                                     100               82,000
    Fibermark, Inc., 9.375s, 2006                                            125              115,000
    Fibermark, Inc., 10.75s, 2011                                            220              211,750
    Riverwood International Corp., 10.625s, 2007                             475              499,937
    Riverwood International Corp., 10.875s, 2008                              10               10,400
    U.S. Timberlands Co., 9.625s, 2007                                       240              158,400
                                                                                          -----------
                                                                                          $ 1,894,812
-----------------------------------------------------------------------------------------------------
  Gaming - 9.5%
    Ameristar Casinos, Inc., 10.75s, 2009                               $    175          $   187,688
    Argosy Gaming Co., 10.75s, 2009                                          220              236,500
    Aztar Corp., 8.875s, 2007                                                620              623,875
    Boyd Gaming Corp., 9.25s, 2009                                           675              708,750
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                 895              939,750
    Hollywood Park, Inc., 9.25s, 2007                                        450              402,750
    Horseshoe Gaming LLC, 8.625s, 2009                                       615              625,762
    Isle Of Capri Casinos, Inc., 9s, 2012                                    430              434,300
    Mandalay Resort Group, 9.5s, 2008                                        470              498,200
    MGM Mirage, Inc., 8.5s, 2010                                             580              598,026
    MGM Mirage, Inc., 8.375s, 2011                                         1,265            1,271,325
    Park Place Entertainment Corp., 8.875s, 2008                             505              520,150
    Park Place Entertainment Corp., 8.125s, 2011                             790              786,050
    Scientific Games Corp., 12.5s, 2010                                      170              190,400
    Station Casinos, Inc., 8.375s, 2008                                    1,000            1,021,250
    Station Casinos, Inc., 8.875s, 2008                                      230              233,450
    Station Casinos, Inc., 9.875s, 2010                                      230              243,225
    Venetian Casino Resort LLC, 11s, 2010##                                  130              130,813
                                                                                          -----------
                                                                                          $ 9,652,264
-----------------------------------------------------------------------------------------------------
  Home Construction - 1.7%
    D.R. Horton, Inc., 8s, 2009                                         $    795          $   791,025
    D.R. Horton, Inc., 9.75s, 2010                                           205              212,175
    General Binding Corp., 9.375s, 2008                                      520              452,400
    Interface, Inc., 10.375s, 2010##                                         300              319,125
                                                                                          -----------
                                                                                          $ 1,774,725
-----------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.4%
    Willis Corroon Corp., 9s, 2009                                      $    380          $   391,400
-----------------------------------------------------------------------------------------------------
  Lodging - 1.9%
    Corrections Corp., 9.875s, 2009##                                   $    130          $   133,900
    Eldorado Resorts LLC, 10.5s, 2006                                       50                 48,500
    HMH Properties, Inc., 8.45s, 2008                                      835                818,300
    Prime Hospitality Corp., 8.375s, 2012##                                 50                 49,000
    Starwood Hotels & Resorts, Inc., 7.875s, 2012##                        510                499,800
    Vail Resorts, Inc., 8.75s, 2009                                        360                360,000
                                                                                          -----------
                                                                                          $ 1,909,500
-----------------------------------------------------------------------------------------------------
  Machinery - 2.9%
    Agco Corp., 9.5s, 2008                                              $    460          $   486,450
    Blount, Inc., 7s, 2005                                                   330              287,925
    Blount, Inc., 13s, 2009                                                   50               33,750
    Columbus Mckinnon Corp., 8.5s, 2008                                      520              478,400
    JLG Industries, Inc., 8.375s, 2012##                                     225              225,000
    Manitowoc Co., 10.375s, 2011                                        EUR  290              305,832
    NMHG Holdings Co., 10s, 2009##                                           335              340,025
    Numatics, Inc., 9.625s, 2008                                             140               82,600
    Terex Corp., 8.875s, 2008                                                385              390,775
    Terex Corp., 10.375s, 2011                                               335              360,125
                                                                                          -----------
                                                                                          $ 2,990,882
-----------------------------------------------------------------------------------------------------
  Media - Cable - 3.3%
    Adelphia Communications Corp., 8.375s, 2008**                       $    520          $   208,000
    Adelphia Communications Corp., 9.375s, 2009**                            255              103,275
    Charter Communications Holdings, 8.25s, 2007                           1,465              981,550
    Charter Communications Holdings, 8.625s, 2009                            325              217,750
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011               500              240,000
    CSC Holdings, Inc., 8.125s, 2009                                         400              331,231
    Insight Midwest Co., 9.75s, 2009                                         460              423,200
    Mediacom Broadband LLC & Media, 11s, 2013                                460              430,100
    Mediacom LLC/Capital Corp., 9.5s, 2013                                   275              237,875
    NTL Communications Corp., 0s to 2003, 12.375s to 2008**                  365               73,000
    NTL, Inc., 0s to 2003, 9.75s to 2008**                                   510              112,200
                                                                                          -----------
                                                                                          $ 3,358,181
-----------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 4.5%
    Alaris Medical Systems, Inc., 11.625s, 2006                         $     70          $    78,750
    Alliance Imaging, Inc., 10.375s, 2011                                    245              259,700
    Beverly Enterprises, Inc., 9.625s, 2009                                  565              577,713
    Fisher Scientific International, Inc., 9s, 2008                          325              332,312
    Fisher Scientific International, Inc., 8.125s, 2012##                    260              258,700
    HCA Healthcare Co., 7.875s, 2011                                         960            1,019,914
    HealthSouth Corp., 8.375s, 2011                                          955              997,975
    Insight Health Services Corp., 9.875s, 2011                              300              301,500
    Prime Medical Services, Inc., 8.75s, 2008                                120              112,800
    Rotech Healthcare, Inc.., 9.5s, 2012##                                    85               86,700
    Triad Hospitals, Inc., 8.75s, 2009                                       500              522,500
                                                                                          -----------
                                                                                          $ 4,548,564
-----------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Century Aluminum Co., 11.75s, 2008                                  $     65          $    69,875
    Doe Run Resources Corp., 11.25s, 2005**                                  150               30,000
    Ryerson Tull, Inc., 9.125s, 2006                                         395              391,733
                                                                                          -----------
                                                                                          $   491,608
-----------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Magnum Hunter Resources, Inc., 9.6s, 2012##                         $    215          $   220,375
-----------------------------------------------------------------------------------------------------
  Oil Services - 3.4%
    Clark Refining & Marketing, Inc., 8.625s, 2008                      $     65               63,050
    Dresser, Inc., 9.375s, 2011##                                            730              739,125
    Encore Acquisition Co., 8.375s, 2012##                                   140              140,350
    Gulfmark Offshore, Inc., 8.75s, 2008                                     545              547,044
    Mission Resources Corp., 10.875s, 2007                                   340              278,800
    SESI LLC, 8.875s, 2011                                                   215              217,150
    Tesoro Petroleum Corp., 9.625s, 2012##                                   505              472,175
    Vintage Petroleum, Inc., 8.25s, 2012##                                   265              260,362
    Westport Resources Corp., 8.25s, 2011                                    350              358,750
    XTO Energy, Inc., 7.5s, 2012                                             345              351,900
                                                                                          -----------
                                                                                          $ 3,428,706
-----------------------------------------------------------------------------------------------------
  Pollution Control - 2.6%
    Allied Waste North America, Inc., 7.625s, 2006                      $    690          $   665,850
    Allied Waste North America, Inc., 8.875s, 2008                           215              210,700
    Allied Waste North America, Inc., 10s, 2009                              190              186,690
    Joy Global, Inc., 8.75s, 2012##                                          485              495,912
    Waste Management, Inc., 6.875s, 2009                                     255              257,341
    Waste Management, Inc., 7.375s, 2010                                     787              819,409
                                                                                          -----------
                                                                                          $ 2,635,902
-----------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    American Media Operations, Inc, 10.25s, 2009                        $    220          $   231,000
    Hollinger International Publishing, 9.25s, 2007                          215              221,450
    Liberty Group Operating, Inc., 9.375s, 2008                               45               41,456
    Mail-Well Corp., 9.625s, 2012##                                          260              262,600
    TransWestern Publishing Company LLC, 9.625s, 2007                         85               88,400
    World Color Press, Inc., 7.75s, 2009                                     135              136,425
                                                                                          -----------
                                                                                          $   981,331
-----------------------------------------------------------------------------------------------------
  Railroads - 0.5%
    Kansas City Southern Railway Co., 7.5s, 2009##                      $    470          $   470,588
-----------------------------------------------------------------------------------------------------
  Retail - 0.1%
    PCA LLC, 11.875s, 2009##                                            $    160          $   158,400
-----------------------------------------------------------------------------------------------------
  Steel - 3.1%
    AK Steel Corp., 9.125s, 2006                                        $    450          $   470,520
    AK Steel Corp., 7.875s, 2009                                             480              480,000
    AK Steel Corp., 7.75s, 2012##                                            375              373,125
    California Steel Industries, Inc., 8.5s, 2009                            425              428,187
    Commonwealth Aluminum Corp., 10.75s, 2006                                195              195,975
    Jorgensen Earle Co., 9.75s, 2012##                                       340              334,900
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049**                         225              175,500
    United States Steel LLC, 10.75s, 2008##                                  290              301,600
    WCI Steel, Inc., 10s, 2004                                               700              392,000
                                                                                          -----------
                                                                                          $ 3,151,807
-----------------------------------------------------------------------------------------------------
  Stores - 2.3%
    Advance Stores, Inc., 10.25s, 2008                                  $    250          $   262,500
    Cole National Group, Inc., 8.625s, 2007                                  300              297,000
    Cole National Group, Inc., 8.875s, 2012##                                425              421,812
    Finlay Enterprises, Inc., 9s, 2008                                       200              192,750
    Finlay Fine Jewelry Corp., 8.375s, 2008                                  325              318,094
    Gap, Inc., 10.55s, 2008                                                  540              550,800
    J.Crew Operating Corp., 10.375s, 2007                                    320              276,800
                                                                                          -----------
                                                                                          $ 2,319,756
-----------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Fleming Companies, Inc., 10.625s, 2007                              $    250          $   245,000
    Fleming Companies, Inc., 10.125s, 2008                                   470              477,050
    Pathmark Stores, Inc., 8.75s, 2012                                       255              258,825
    Roundys, Inc., 8.875s, 2012##                                            305              304,237
    Southland Corp., 5s, 2003                                                260              265,200
                                                                                          -----------
                                                                                          $ 1,550,312
-----------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.7%
    Alamosa PCS Holdings, Inc., 0s to 2005, 12.875s to 2010             $    390          $    58,500
    American Cellular Corp., 9.5s, 2009                                      205               36,900
    Centennial Cellular Operating Co., 10.75s, 2008                          500              240,000
    Crown Castle International Corp., 10.75s, 2011                           625              412,500
    McCaw International Ltd., 13s, 2007**                                    260                3,250
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                   985              472,800
    Nextel International, Inc., 0s to 2003, 12.125s to 2008**                185                1,850
    Nextel Partners, Inc., 12.5s, 2009                                       165               69,300
    Rural Cellular Cop., 9.75s, 2010                                         175               84,000
    Triton PCS, Inc., 8.75s, 2011                                            535              329,025
                                                                                          -----------
                                                                                          $ 1,708,125
-----------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.3%
    Exodus Communications, Inc., 11.625s, 2010**                        $    205          $    33,825
    Focal Communications Corp., 0s to 2003, 12.125 to 2008                   115               14,950
    Hyperion Telecommunication, Inc., 12s, 2007**                            250                   25
    ICG Holdings, Inc., 1s, 2006**                                           110                4,125
    ITC Deltacom, Inc., 9.75s, 2008**                                        260               59,800
    MJD Communications, Inc., 9.5s, 2008                                     185              153,550
    PSINet, Inc., 10.5s, 2006**                                              250               24,375
    PSINet, Inc., 11s, 2009**                                                105               10,238
    XO Communications, Inc., 9.625s, 2007**                                   25                  625
    XO Communications, Inc., 10.75s, 2009**                                  195                4,875
    XO Communications, Inc., 0s to 2004, 12.25s to 2009**                    175                2,625
                                                                                          -----------
                                                                                          $   309,013
-----------------------------------------------------------------------------------------------------
  Tire & Rubber
    Day International Group, Inc., 11.125s, 2005                        $     50          $    49,750
-----------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Petroleum Helicopters, Inc., 9.375s, 2009##                         $     85          $    87,125
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Nisource Finance Corp., 7.5s, 2003                                  $    161          $   161,515
    Western Resources, Inc., 7.875s, 2007##                                  185              183,763
                                                                                          -----------
                                                                                          $   345,278
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $84,645,920
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 5.1%
  Canada - 1.6%
    Acetex Corp., 10.875s, 2009 (Chemicals)                             $    350          $   365,750
    Canada West Media, Inc., 10.625s, 2011 (Advertising
      & Broadcasting)                                                         65               64,675
    GT Group Telecom, Inc., 0s to 2005, 13.25s to 2010
      (Telecommunications - Wireline)                                        550                1,375
    Luscar Coal Ltd., 9.75s, 2011 (Energy - Independent)                     205              225,576
    PCI Chemicals Canada Co., 10s, 2008 (Chemicals)                           13                9,096
    Quebecor Media, Inc., 11.125s, 2011 (Advertising &
      Broadcasting)                                                          275              270,875
    Russel Metals, Inc., 10s, 2009 (Metals and Minerals)                     145              151,525
    Tembec Industry, Inc., 7.75s, 2012 (Forest & Paper
      Products)                                                              500              496,250
    Worldwide Fiber, Inc., 12s, 2009 (Telecommunications
      - Wireline)**                                                          250                   25
                                                                                          -----------
                                                                                          $ 1,585,147
-----------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Messer Grieshiem, 10.375s, 2011 (Chemicals)                        EUR   145          $   152,916
-----------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food &  Beverage Products)    $     55          $    51,700
-----------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Corporacion Durango, S.A. de CV, 13.75s, 2009
      (Forest & Paper Products)##                                       $    471          $   390,930
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    CompleTel Europe N.V., 0s to 2004, 14s to 2009
    (Telecommunications - Wireline)**                                   $    210          $    14,700
    Kappa Beheer B.V., 10.625s, 2009 (Forest & Paper
      Products)                                                              450              490,500
    Tele1 Europe B.V., 13s, 2009 (Telecommunications -
      Wireline)                                                              385               53,900
    United Pan Europe, 11.25s, 2010 (Media - Cable)**                        100               13,000
    Yell Finance B.V., 10.75s, 2011 (Printing &
      Publishing)                                                             80               87,200
                                                                                          -----------
                                                                                          $   659,300
-----------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Ocean Rig Norway AS, 10.25s, 2008 (Oil Services)                    $     90          $    79,200
-----------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    Flextronics International Ltd., 8.75s, 2007  (Electronics)          $    300          $   300,750
    Flextronics International Ltd., 9.875s, 2010
      (Electronics)                                                          195              203,775
                                                                                          -----------
                                                                                          $   504,525
-----------------------------------------------------------------------------------------------------
  United Kingdom - 1.7%
    COLT Telecom Group PLC, 12s, 2006 (Telecommunications - Wireline)   $    415          $   240,700
    Dolphin Telecom PLC, 0s to 2003, 11.50 to 2008
      (Telecommunications - Wireless)**                                      475                   47
    Dolphin Telecom PLC, 0s to 2004, 14s, to 2009
      (Telecommunications - Wireless)**                                      150                   15
    Energis PLC, 9.75s, 2009 (Telecommunications -
      Wireline)**                                                            235               14,100
    Euramax International PLC, 11.25s, 2006 (Metals &
      Minerals)                                                              285              285,000
    Global Tele-Systems Ltd., 10.875s, 2008
      (Telecommunications - Wireline)**                                       50                  125
    Jazztel PLC, 14s, 2009 (Telecommunications -
      Wireline)                                                              185               14,800
    Ono Finance PLC, 13s, 2009 (Media - Cable)                               525              168,000
    Ono Finance PLC, 14s, 2011 (Media - Cable)                               140               49,000
    Premier International Foods PLC, 12s, 2009 (Food &
      Beverage Products)                                                     535              580,475
    Telewest Communications PLC, 0s to 2004, 9.25 to
      2009 (Media - Cable)                                                   760              250,800
    Telewest Communications PLC, 0s to 2005, 11.375s to
      2010 (Media - Cable)                                                    40               11,600
    United Biscuit Holdings PLC, 10.625s, 2011 (Food &
      Beverage Products)                                               EUR   125              139,216
                                                                                          -----------
                                                                                          $ 1,753,878
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 5,177,596
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $99,824,968)                                                $89,823,516
-----------------------------------------------------------------------------------------------------

Stocks - 0.1%
-----------------------------------------------------------------------------------------------------
                                                                        Shares
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Apparel & Textiles - 0.1%
    Sind Holdings, Inc.*                                                     539          $    35,035
-----------------------------------------------------------------------------------------------------
  Machinery
    IKS Corp.*                                                               555          $       999
-----------------------------------------------------------------------------------------------------
  Metals & Minerals
    Metal Management, Inc.*                                                8,709          $    29,611
-----------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                               2,125          $        42
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $    65,687
-----------------------------------------------------------------------------------------------------
Foreign Stocks
  Netherlands
    CompleTel Europe N.V. (Telecommunications -  Wireline)##*              7,800          $       923
    Versatel Telecom Interational N.V., ADR
      (Telecommunications - Wireline)*                                       146                  484
                                                                                          -----------
                                                                                          $     1,407
-----------------------------------------------------------------------------------------------------
  United Kingdom
    COLT Telecom Group PLC, ADR (Telecommunications -  Wireline)*             26          $        68
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $     1,475
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $461,602)                                                  $    67,162
-----------------------------------------------------------------------------------------------------

Preferred Stock - 0.8%
-----------------------------------------------------------------------------------------------------
Issuer                                                                  Shares                  Value
-----------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    Fresenius Medical Care Capital Trust II 7.875s#*                     345,000          $   310,500
-----------------------------------------------------------------------------------------------------
  Media - Cable - 0.4%
    CSC Holdings, Inc., 11.125#*                                           7,034          $   436,108
-----------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Primedia, Inc. 8.625s#*                                                1,995          $    59,850
    Primedia, Inc., 10s#*                                                  1,500               57,000
                                                                                          -----------
                                                                                          $   116,850
-----------------------------------------------------------------------------------------------------
  Telecommunications - Wireline
    Global Crossings Holdings Ltd., 10.5s#*                                1,210          $       605
-----------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $1,294,311)                                       $   864,063
-----------------------------------------------------------------------------------------------------
Warrants
-----------------------------------------------------------------------------------------------------
    Ono Finance PLC (Media - Cable)*                                         525         $         66
    Ono Finance PLC (Media - Cable)*                                         140                   17
    Loral Orion Network Systems, Inc.
      (Telecommunications - Wireless)*                                       100                  300
    Loral Orion Network Systems, Inc.
      (Telecommunications - Wireless)*                                       200                1,000
    Pliant Corp. (Containers)##*                                             110                1,100
    XM Satellite Radio, Inc. (Advertising &
      Broadcasting)*                                                         175                  962
-----------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $136,988)                                               $      3,445
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.9%
-----------------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                   (000 Omitted)
-----------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 7/01/02, at
      Amortized Cost                                                    $  1,914         $  1,914,000
-----------------------------------------------------------------------------------------------------
Repurchase Agreement - 6.6%
-----------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02, total to
      be received $6,743,096 (secured by various U.S.
      Treasury and Federal Agency Obligations in a
      jointly traded account), at Cost                                  $  6,742         $  6,742,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $110,373,869)                                        $ 99,414,186
Other Assets, Less Liabilities - 2.4%                                                       2,445,801
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $101,859,987
-----------------------------------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security in default.
 #Payment-in-kind security.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below:
        EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $110,373,869)            $ 99,414,186
  Cash                                                                      207
  Receivable for investments sold                                       569,907
  Receivable for series shares sold                                     348,858
  Interest and dividends receivable                                   2,065,162
  Other assets                                                              197
                                                                   ------------
      Total assets                                                 $102,398,517
                                                                   ------------
Liabilities:
  Payable for foreign currency exchange contracts subject
    to master netting agreements                                   $     27,376
  Payable for investments purchased                                     426,799
  Payable for series shares reacquired                                   77,597
  Payable to affiliates -
    Management fee                                                        6,232
    Reimbursement fee                                                       346
    Distribution fee                                                        180
                                                                   ------------
      Total liabilities                                            $    538,530
                                                                   ------------
Net assets                                                         $101,859,987
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $122,249,189
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (10,986,664)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (13,351,851)
  Accumulated undistributed net investment income                     3,949,313
                                                                   -------------
      Total                                                        $101,859,987
                                                                   =============
Shares of beneficial interest outstanding                            11,925,131
                                                                     ==========

Initial Class:
  Net asset value per share
    (net assets of $93,026,193 / 10,887,936 shares
     of beneficial interest outstanding)                              $8.54
                                                                      =====

Service Class:
  Net asset value per share (net assets of
  $8,833,794 / 1,037,195 shares of beneficial interest
  outstanding)                                                        $8.52
                                                                      =====
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                      $   4,514,832
    Dividends                                                            63,669
                                                                  -------------
      Total investment income                                     $   4,578,501
                                                                  -------------
  Expenses -
    Management fee                                                $     368,614
    Trustees' compensation                                                1,642
    Shareholder servicing agent fee                                      17,161
    Distribution fee (Service Class)                                      6,522
    Administrative fee                                                    8,456
    Custodian fee                                                        24,790
    Printing                                                             10,191
    Postage                                                                  29
    Auditing fees                                                        20,400
    Legal fees                                                            1,264
    Miscellaneous                                                         2,025
                                                                  -------------
      Total expenses                                              $     461,094
    Fees paid indirectly                                                 (2,453)
    Reduction of expenses by investment adviser                          (9,782)
                                                                  -------------
      Net expenses                                                $     448,859
                                                                  -------------
        Net investment income                                     $   4,129,642
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $  (4,137,409)
    Foreign currency transactions                                       (45,063)
                                                                  -------------
      Net realized loss on investment and foreign
        currency transactions                                     $  (4,182,472)
                                                                  -------------
  Change in unrealized depreciation -
    Investments                                                   $    (655,472)
    Translation of assets and liabilities in foreign currencies         (24,908)
                                                                  -------------
      Net unrealized loss on investments and foreign
        currency translation                                      $    (680,380)
                                                                  -------------
        Net realized and unrealized loss on investments
          and foreign currency                                    $  (4,862,852)
                                                                  -------------
          Decrease in net assets from operations                  $    (733,210)
                                                                  =============
See notes to financial statements.

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                JUNE 30, 2002           DECEMBER 31, 2001
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                         $   4,129,642               $   7,119,508
  Net realized loss on investments and foreign currency
   transactions                                                    (4,182,472)                 (6,627,197)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             (680,380)                    976,010
                                                                -------------               ------------
    Increase (decrease) in net assets from operations           $    (733,210)              $  1,468,321
                                                                -------------               -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $  (6,860,944)              $  (5,874,444)
  From net investment income (Service Class)                         (464,318)                        (82)
                                                                -------------               -------------
      Total distributions declared to shareholders              $  (7,325,262)              $  (5,874,526)
                                                                -------------               -------------
Net increase in net assets from series share transactions       $  22,221,835               $  29,989,675
                                                                -------------               -------------
      Total increase in net assets                              $  14,163,363               $  25,583,470
Net assets:
  At beginning of period                                           87,696,624                  62,113,154
                                                                -------------               -------------
  At end of period (including accumulated undistributed net
    investment income of $3,949,313 and $7,144,933,
    respectively)                                               $ 101,859,987               $  87,696,624
                                                                =============               =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended December 31,
                           Six Months Ended        -------------------------------------------------------------------------------
                              June 30, 2002              2001            2000            1999             1998             1997
                                (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
Initial Class shares
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                             $ 9.22            $ 9.84          $11.49          $11.53           $12.34           $10.87
                                     ------            ------          ------          ------           ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)           $ 0.38            $ 0.90          $ 1.05          $ 1.03           $ 1.04           $ 0.95
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency              (0.42)            (0.68)          (1.75)          (0.28)           (1.02)            0.52
                                     ------            ------          ------          ------           ------           ------
  Total from investment
    operations                       $(0.04)           $ 0.22          $(0.70)         $ 0.75           $ 0.02           $ 1.47
                                     ------            ------          ------          ------           ------           ------
Less distributions declared to shareholders -
  From net investment income         $(0.64)           $(0.84)         $(0.95)         $(0.79)          $(0.62)          $  --
  From net realized gain on
    investments and foreign
    currency transactions               --                --              --              --             (0.21)             --
  In excess of net realized
    gain on investments and
    foreign currency transactions       --                --              --              --             (0.00)+++          --
                                     ------            ------          ------          ------           ------           ------
  Total distributions declared
    to shareholders                  $(0.64)           $(0.84)         $(0.95)         $(0.79)          $(0.83)          $  --
                                     ------            ------          ------          ------           ------           ------
Net asset value - end of period      $ 8.54            $ 9.22          $ 9.84          $11.49           $11.53           $12.34
                                     ======            ======          ======          ======           ======           ======
Total return                          (0.69)%++          2.07%          (6.67)%          6.44%           (0.18)%          13.52%

Ratios (to average net assets)/Supplemental data(S):
  Expenses##                           0.90%+            0.91%           0.95%           1.01%            1.03%            1.01%
  Net investment income(S)(S)          8.38%+            9.53%           9.79%           8.95%            8.67%            8.17%
Portfolio turnover                       36%               64%             70%             76%             146%             139%
Net assets at end of period
  (000 Omitted)                     $93,026           $84,515         $62,113         $58,596          $42,890          $30,662

  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees and distribution and service fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)  $ 0.38            $ 0.89          $ 1.05          $ 1.03           $ 1.05           $ 0.93
        Ratios (to average net assets):
          Expenses##                   0.92%+            1.01%           0.99%           0.97%            0.96%            1.15%
          Net investment income(S)(S)  8.36%+            9.43%           9.75%           8.99%            8.74%            8.03%
(S)(S) As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
       31, 2001, was to increase net investment income and decrease the net realized and unrealized gains and losses per share.
       The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

------------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                   YEAR ENDED                PERIOD ENDED
                                                     JUNE 30, 2002            DECEMBER 31, 2001          DECEMBER 31, 2000*
                                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                       $ 9.20                       $ 9.86                      $10.56
                                                            ------                       ------                      ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                  $ 0.36                       $ 0.71                      $ 0.80
  Net realized and unrealized loss on investments and
    foreign currency                                         (0.40)                       (0.54)                      (1.50)
                                                            ------                       ------                      ------
  Total from investment operations                          $(0.04)                      $ 0.17                      $(0.70)
                                                            ------                       ------                      ------
Less distributions declared to shareholders
  from net investment income                                $(0.64)                      $(0.83)                       --
                                                            ------                       ------                      ------
Net asset value - end of period                             $ 8.52                       $ 9.20                      $ 9.86
                                                            ======                       ======                      ======
Total return                                                 (0.70)%++                     1.62%                      (6.48)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.12%+                       1.11%                       1.15%+
  Net investment income(S)(S)                                 8.26%+                       8.97%                      10.50%+
Portfolio turnover                                              36%                          64%                         70%
Net assets at end of period (000 Omitted)                   $8,834                       $3,182                      $    0+++

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees and distribution and service fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets.
        Net investment income(S)(S)                         $ 0.36                       $ 0.70                      $ 0.82
        Ratios (to average net assets):
          Expenses##                                          1.14%+                       1.21%                       1.19%+
          Net investment income(S)(S)                         8.24%+                       8.87%                      10.46%+
(S)(S) As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
       31, 2001 was to increase net investment income and decrease the net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Service Class net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION
MFS High Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 35 shareholders in the series.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:


                                                DECEMBER 31,     DECEMBER 31,
                                                   2001             2000
--------------------------------------------------------------------------------
Distributions declared from ordinary income      $5,874,526       $4,551,617

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income    $  7,324,444
                Capital loss carryforward          (8,984,670)
                Unrealized loss                   (10,488,922)
                Other temporary differences          (181,582)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $8,984,670 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                EXPIRATION DATE
                ----------------------------------------------
                December 31, 2006                   $  267,151
                December 31, 2007                      943,276
                December 31, 2008                    1,153,169
                December 31, 2009                    6,621,074
                                                    ----------
                    Total                           $8,984,670
                                                    ==========

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2002 aggregate unreimbursed expenses amounted to $152,779.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the fund series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                    First $2 billion               0.0175%
                    Next $2.5 billion              0.0130%
                    Next $2.5 billion              0.0005%
                    In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than short-term obligations, were as follows:

                                               PURCHASES                SALES
-------------------------------------------------------------------------------
U.S. government securities                    $   205,929            $   206,473
                                              -----------            -----------
Investments (non-U.S. government securities)  $49,637,242            $30,596,994
                                              -----------            -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $110,558,578
                                                                 ------------
Gross unrealized depreciation                                    $(12,986,677)
Gross unrealized appreciation                                       1,815,304
                                                                 -------------
    Net unrealized depreciation                                  $(11,171,373)
                                                                 =============
(5) SHARES OF BENEFICIAL INTEREST
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                     SIX MONTHS ENDED JUNE 30, 2002        YEAR ENDED DECEMBER 31, 2001
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            4,581,676      $  42,134,342        7,146,889      $  68,107,064
Shares issued to shareholders in
  reinvestment of distributions          777,003          6,860,934          627,611          5,874,436
Shares reacquired                     (3,635,636)       (33,030,600)      (4,919,068)       (47,138,097)
                                      ----------      -------------       ----------      -------------
    Net increase                       1,723,043      $  15,964,676        2,855,432      $  26,843,403
                                      ==========      =============       ==========      =============

Service Class shares
                                     SIX MONTHS ENDED JUNE 30, 2002        YEAR ENDED DECEMBER 31, 2001
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              646,738        $  5,866,240         347,903       $  3,166,062
Shares issued to shareholders in
  reinvestment of distributions           52,762            464,306                7                 66
Shares reacquired                         (8,072)           (73,387)          (2,162)           (19,856)
                                         -------       ------------       ----------       ------------
    Net increase                         691,428       $  6,257,159          345,748       $  3,146,272
                                         =======       ============       ==========       ============

(6) LINE OF CREDIT
The series and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $478. The series had no borrowings during the period.

(7) FINANCIAL INSTRUMENTS
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $27,376 with Deutsche Bank.

At June 30, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) CHANGE IN ACCOUNTING PRINCIPLE
As required effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $32,819, decrease net unrealized depreciation by $19,318, and decrease net realized losses by $13,681. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

(C) 2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                 VHI-3 8/02 18M